UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
December 13, 2006
Date of Report
(Date of earliest event reported)
AUTOZONE, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-10714	62-1482048
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)
123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)
(901) 495-6500
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 1.01. Entry into a Material Definitive Agreement.
At the Annual Meeting of Stockholders of AutoZone, Inc. (the “Company”) on December 13, 2006, the stockholders of the Company approved the AutoZone, Inc. 2006 Stock Option Plan (“Stock Option Plan”), including the approval of 4,600,000 shares of the Company’s common stock available for grants of stock options to employees under the Stock Option Plan. The Stock Option Plan is attached as Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 26, 2006.
Also at the Annual Meeting of Stockholders on December 13, 2006, the stockholders of the Company approved the AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan (“Executive Purchase Plan”). The Executive Purchase Plan was amended to extend the expiration of the plan to September 25, 2016 and to conform the plan to the requirements of Section 409A of the Internal Revenue Code. No additional shares were approved for issuance under the Plan. The Executive Purchase Plan is attached as Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 26, 2006.
Item 9.01. Financial Statements and Exhibits
The following exhibits are filed with this Current Report pursuant to Item 1.01:
(d) Exhibits

10.1	AutoZone, Inc. 2006 Stock Option Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 25, 2006)

10.2
AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 25, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOZONE, INC.
By:	/s/ Harry L. Goldsmith
Harry L. Goldsmith
Executive Vice President, General Counsel & Secretary

Dated: December 13, 2006

EXHIBIT INDEX

10.1	AutoZone, Inc. 2006 Stock Option Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 25, 2006)

10.2
AutoZone, Inc. Fourth Amended and Restated Executive Stock Purchase Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 25, 2006)